VALIC COMPANY II

Supplement to Prospectus dated January 1, 2004

On July 20, 2004, the Board of Trustees (the "Board") approved the termination of the investment sub-advisory agreement between The Variable Annuity Life Insurance Company ("VALIC") and Putnam Investment Management, LLC with respect to the International Growth II Fund (the "Fund"), effective on or about the close of business October 8, 2004. The Board then approved an investment sub-advisory agreement (the "Investment Sub-Advisory Agreement") between VALIC and AIG Global Investment Corp. ("AIGGIC"), to take effect on or about the close of business on October 8, 2004, subject to the approval of the shareholders of the Fund. AIGGIC is an indirect wholly-owned subsidiary of American International Group, Inc. and is an affiliate of VALIC.

In connection with the change of sub-adviser, the Board approved the change of the Fund's name to the International Small Cap Equity Fund and of the Fund's investment objective from capital appreciation to long-term capital appreciation through equity and equity-related investments in small capitalization companies outside the United States. Also, the Board approved changes to the Fund's investment strategy. These changes will take effect immediately following the change of sub-adviser.

Shareholders of record of the Fund as of a date determined by the Board are scheduled to vote on the proposed Investment Sub-Advisory Agreement at a special meeting of shareholders to be held on or about October 7, 2004. Before the meeting, shareholders of the Fund will receive a proxy statement containing information about the proposed Investment Sub-Advisory Agreement and information regarding changes to the Fund's name, investment objective and investment strategy.

On page 56, under the caption "About the Series Company's Management - Investment Sub-Advisers - INVESCO Institutional (N.A.), Inc." delete the second paragraph and replace it with the following:

Paul J. Rasplicka and Michael Chapman are primarily responsible for the day-to-day management of the Mid Cap Growth Fund's portfolio holdings. Mr. Rasplicka is a Senior Portfolio Manager at INVESCO and has been employed by INVESCO since 1994. Mr. Chapman is a Portfolio Manager at INVESCO and has been employed by INVESCO since 2001. From 1999 to 2001, he was an equity analyst with Chase Manhattan Bank. During part of 1999, Mr. Chapman was a securities analyst with Gulf Investment Management. From 1995 to 1999, he was a portfolio manager with U.S. Global Investors, Inc.

Date: July 21, 2004

VL10832-D 07/04